GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.



                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2007

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the nine months ended September 30, 2007, the net asset value per common share increased 13.4%, while the investment return to our stockholders increased 9.8%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 9.1%. For the twelve months ended September 30, 2007, the return on the net asset value per Common Share was 21.1%, and the return to our stockholders was 17.2%; these compare with a return of 16.3% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and on September 30, 2007, it was 11.3%.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2007, the net assets applicable to the Company's Common Stock were $1,326,467,992 equal to $45.94 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2007 was $155,245,486. During this period, the net realized gain on securities sold was $168,673,447, and the decrease in net unrealized appreciation was $14,237,331. Net investment income for the nine months was $9,734,370, and distributions to Preferred Stockholders amounted to $8,925,000.

During the nine months, 717,000 shares of the Company's Common Stock were repurchased for $28,317,915 at an average discount from net asset value of 10.4%.

Our portfolio continued to post respectable results in the quarter just ended, and shareholders can anticipate receiving commensurate long-term capital gain distributions.

While the popular indices approached record levels at the end of September, the period was turbulent as credit concerns drove the market down by over ten percent from the peak in July to the August low. A new high in the price of oil and a low in the dollar, relative to the Euro, together with declining new home sales and the price of houses retreating at a rate not seen in four decades, added to investor uncertainty.

Over the rest of the year, securities may well be buffeted by the tension arising from the positive and negative effects of the weakening dollar and the uncertain direction of interest rates. Exports could continue to benefit and the trade deficit may narrow further, moderating the housing collapse's effect on job growth and consumer spending. Should our currency continue along its current trajectory, however, more inflation will be likely and our creditors could demand a higher rate of interest, which might produce a destabilizing impact to the economy.

We are saddened to report that William T. Golden, our esteemed colleague and Director Emeritus, died on October 7, 2007. Mr. Golden, a prominent investor, philanthropist, adviser to the President of the United States, and leader in the scientific community, served as a director of the Company for 35 years, and as Director Emeritus since 1996. His counsel and support will be missed.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through September 30, 2007. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
Chairman of the Board
President and Chief Executive Officer

October 10, 2007

2       STATEMENT OF ASSETS AND LIABILITIES September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks (cost $878,435,480)                                            $1,494,633,680
   Corporate note (cost $24,359,180)                                                              24,750,000
   Money market fund (cost $7,641,647)                                                             7,641,647
                                                                                              --------------
     Total investments (cost $910,436,307)                                                     1,527,025,327

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                        $5,599
   Deposits with broker for options written                                    23,085
   Dividends, interest and other receivables                                2,045,236
   Pension asset, excess funded                                             9,035,179
   Prepaid expenses and other assets                                          600,445             11,709,544
                                                                            ---------         --------------
TOTAL ASSETS                                                                                   1,538,734,871

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         1,330,470
   Preferred dividend accrued but not yet declared                            231,389
   Outstanding options written, at value (premium received $23,085)
      (note 1a)                                                                 4,460
   Pension benefit liability                                                3,368,348
   Accrued thrift plan expense                                              3,260,976
   Accrued expenses and other liabilities                                   4,071,236
                                                                            ---------
TOTAL LIABILITIES                                                                                12,266,879

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
      8,000,000 shares at a liquidation value of $25 per share (note 2)                         200,000,000
                                                                                                -----------

NET ASSETS APPLICABLE TO COMMON STOCK - 28,872,198 shares (note 2)                           $1,326,467,992
                                                                                             ==============
NET ASSET VALUE PER COMMON SHARE                                                                     $45.94
                                                                                             ==============

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 28,872,198 shares at par value (note 2)                  $28,872,198
   Additional paid-in capital (note 2)                                    510,492,961
   Undistributed realized gain on investments                             166,958,398
   Undistributed net investment income                                     11,953,287
   Accumulated other comprehensive income (note 5)                            739,892
   Unallocated distributions on Preferred Stock                            (9,156,389)
   Unrealized appreciation on investments and options written             616,607,645
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                        $1,326,467,992
                                                                                             ==============

(see notes to financial statements)

3    STATEMENT OF OPERATIONS Nine Months Ended September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $314,063)               $16,669,058
   Interest                                                                 2,123,216            $18,792,274
                                                                          -----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      5,729,089
   Administration and operations                                            2,179,003
   Office space and general                                                   446,944
   Directors' fees and expenses                                               204,245
   Auditing and legal fees                                                    195,287
   Stockholders' meeting and reports                                          111,703
   Transfer agent, custodian and registrar fees and expenses                  106,577
   Miscellaneous taxes                                                         85,056              9,057,904
                                                                            ---------              ---------
NET INVESTMENT INCOME                                                                              9,734,370

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS AND OPTIONS WRITTEN  (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain on investments (long-term, except for $10,765,076)   168,673,447
   Net decrease in unrealized appreciation                                (14,237,331)
                                                                          -----------
NET GAIN ON INVESTMENTS                                                                          154,436,116
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (8,925,000)
                                                                                                  ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $155,245,486
                                                                                                ============

(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                       September 30, 2007       December 31,
                                                                           (Unaudited)              2006
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                  $9,734,370           $10,007,624
   Net realized gain on investments                                      168,673,447            86,176,349
   Net increase (decrease) in unrealized appreciation                    (14,237,331)           51,196,338
                                                                        ------------           -----------
                                                                         164,170,486           147,380,311
                                                                        ------------           -----------
   Distributions to Preferred Stockholders:
     From net income                                                           -                (1,092,608)
     From short-term capital gains                                             -                  (168,288)
     From long-term capital gains                                              -               (10,639,104)
     Unallocated distributions                                            (8,925,000)                    -
                                                                        ------------           ------------
     Decrease in net assets from Preferred distributions                  (8,925,000)          (11,900,000)
                                                                        ------------           ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         155,245,486           135,480,311
                                                                        ------------           -----------
OTHER COMPREHENSIVE INCOME                                                    87,333               652,559
                                                                        ------------           -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                             -                (8,230,843)
   From short-term capital gains                                               -                (1,262,677)
   From long-term capital gains                                                -               (79,790,662)
                                                                        ------------           -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                               -               (89,284,182)
                                                                        ------------           -----------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends and
      distributions                                                            -                 48,748,838
   Cost of Common Shares purchased                                       (28,317,915)           (29,086,092)
                                                                        ------------            -----------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                 (28,317,915)            19,662,746
                                                                        ------------            -----------
NET INCREASE IN NET ASSETS                                               127,014,904             66,511,434

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                    1,199,453,088          1,132,941,654
                                                                       -------------          -------------

END OF PERIOD (including undistributed net investment
     income of $11,953,287 and $2,218,917, respectively)              $1,326,467,992         $1,199,453,088
                                                                      ==============         ==============


(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2007 and for each year in the five-year period ended December 31, 2006. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                             Nine Months
                                                Ended                             Year Ended December 31,
                                         September 30, 2007  ------------------------------------------------------------
                                             (Unaudited)       2006       2005      2004          2003       2002
                                            ------------     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $40.54         $39.00     $35.49        $33.11       $26.48       $35.14
                                               -------        -------     ------       -------       ------       ------
     Net investment income                         .34            .34        .19           .32          .03          .19
     Net gain (loss) on investments -
       realized and unrealized                    5.37           4.72       5.85          3.48         7.72        (7.88)
     Other comprehensive income                      -            .03          -             -            -           -
                                               -------        -------     ------       -------       ------       ------

   Distributions on Preferred Stock:
      Dividends from net investment income           -           (.04)      (.03)         (.09)        (.01)       (.12)
      Distributions from net short-term
        capital gains                                -           (.01)      (.08)            -            -           -
      Distributions from net long-term
        capital gains                                -           (.36)      (.30)         (.32)        (.35)       (.23)
      Unallocated                                 (.31)             -          -             -            -           -
                                               -------        -------     ------       -------       ------       ------
                                                  (.31)          (.41)      (.41)         (.41)        (.36)       (.35)
                                               -------        -------     ------       -------       ------       ------
   Total from investment operations               5.40           4.68       5.63          3.39         7.39       (8.04)
                                               -------        -------     ------       -------       ------       ------

   Distributions on Common Stock:
      Dividends from net investment income           -           (.29)      (.15)         (.23)        (.02)       (.02)
      Distributions from net short-term
        capital gains                                -           (.04)      (.44)            -            -        (.19)
      Distributions from net long-term
        capital gains                                -          (2.81)     (1.53)         (.78)        (.52)       (.41)
                                               -------        -------     ------       -------       ------       ------
                                                     -          (3.14)     (2.12)        (1.01)        (.54)       (.62)
                                               -------        -------     ------       -------       ------       ------

   Capital Stock transaction -
      effect of Preferred Stock offering             -              -          -             -         (.22)          -
                                               -------        -------     ------       -------       ------      -------
   Net asset value, end of period               $45.94         $40.54     $39.00        $35.49       $33.11      $26.48
                                               =======        =======     ======       =======       ======      =======
   Per share market value, end of period        $40.77         $37.12     $34.54        $31.32       $29.73      $23.85
                                               =======        =======     ======       =======       ======      =======

TOTAL INVESTMENT RETURN - Stockholder
     return, based on market price per share      9.83%*        16.78%     17.40%         8.79%       27.01%     (27.21)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
     end of period (000's omitted)          $1,326,468     $1,199,453 $1,132,942    $1,036,393     $986,335    $809,192
   Ratio of expenses to average net assets
      applicable to Common Stock                  0.96%**        1.06%      1.25%         1.15%        1.23%       0.92%
   Ratio of net income to average net assets
      applicable to Common Stock                  1.03%**        0.86%      0.51%         0.94%        0.13%       0.61%
   Portfolio turnover rate                       29.72%*        19.10%     20.41%        16.71%       18.62%      22.67%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)                  $200,000       $200,000   $200,000     $200,000     $200,000     $150,000
   Asset coverage                                  763%           700%       666%         618%         593%         639%
   Liquidation preference per share             $25.00         $25.00     $25.00       $25.00       $25.00       $25.00
   Market value per share                       $23.05         $25.44     $24.07       $24.97       $25.04       $25.85

   *Not annualized
  **Annualized

6            STATEMENT OF INVESTMENTS September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (4.4%)
------------------------------------------------------------------------------------------------------------------------------------
     509,800    Textron Inc.                                                                       $31,714,658
     325,000    United Technologies Corporation                                                     26,156,000
                                                                                                   -----------
                                                                    (COST $47,844,103)              57,870,658
                                                                                                   -----------
BUILDING AND REAL ESTATE (5.1%)
------------------------------------------------------------------------------------------------------------------------------------
   2,280,483    CEMEX, S.A. de C.V. ADR                             (COST $31,628,612)              68,232,051
                                                                                                   -----------
COMMUNICATIONS AND INFORMATION SERVICES (8.3%)
------------------------------------------------------------------------------------------------------------------------------------
      90,000    Avaya Inc. (a)                                                                       1,526,400
     900,000    Cisco Systems, Inc. (a)                                                             29,816,910
     400,000    Lamar Advertising Company Class A (a)                                               19,588,000
     800,000    QUALCOMM Incorporated                                                               33,808,000
   1,325,000    Sprint Nextel Corporation                                                           25,175,000
                                                                                                   -----------
                                                                    (COST $84,175,425)             109,914,310
                                                                                                   -----------

COMPUTER SOFTWARE AND SYSTEMS (8.7%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Activision, Inc. (a)                                                                15,113,000
   1,550,000    Dell Inc. (a)                                                                       42,780,000
     720,000    Microsoft Corporation                                                               21,211,200
      55,000    Nintendo Co., Ltd.                                                                  28,512,000
     315,000    THQ Inc. (a)                                                                         7,868,700
                                                                                                   -----------
                                                                    (COST $92,410,373)             115,484,900
                                                                                                   -----------
CONSUMER PRODUCTS AND SERVICES (8.4%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc ADR                                                                      30,705,500
     300,000    Heineken N. V.                                                                      19,635,000
     630,000    Hewitt Associates, Inc. Class A (a)                                                 22,081,500
      45,000    Nestle S.A.                                                                         20,160,000
     250,000    PepsiCo, Inc.                                                                       18,315,000
                                                                                                   -----------
                                                                    (COST $78,354,580)             110,897,000
                                                                                                   -----------
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.1%)
------------------------------------------------------------------------------------------------------------------------------------
     881,500    Republic Services, Inc.                                                             28,833,865
     680,000    Waste Management, Inc.                                                              25,663,200
                                                                                                  ------------
                                                                    (COST $39,285,764)              54,497,065
                                                                                                  ------------
FINANCE AND INSURANCE (25.2%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (5.6%)
   ---------------------------------------------------------------------------------------------------------------------------------
     200,000    Bank of America Corporation                                                         10,054,000
     300,000    M&T Bank Corporation                                                                31,035,000
     650,000    Wachovia Corporation                                                                32,597,500
                                                                                                   -----------
                                                                    (COST $14,094,309)              73,686,500
                                                                                                   -----------
   INSURANCE (16.3%)
   ---------------------------------------------------------------------------------------------------------------------------------
     275,000    The Allstate Corporation                                                            15,727,250
     325,000    American International Group, Inc.                                                  21,986,250
     275,000    Annuity and Life Re (Holdings), Ltd. (a)                                               206,250
     335,000    Arch Capital Group Ltd. (a)                                                         24,927,350
     365,000    AXIS Capital Holdings Limited                                                       14,202,150
         275    Berkshire Hathaway Inc. Class A (a)                                                 32,590,250
     350,000    Everest Re Group, Ltd.                                                              38,584,000
     900,000    Fidelity National Financial, Inc.                                                   15,732,000
     250,000    MetLife, Inc.                                                                       17,432,500
     310,000    PartnerRe Ltd.                                                                      24,486,900
     155,000    Transatlantic Holdings, Inc.                                                        10,901,150
                                                                                                   -----------
                                                                    (COST $92,296,799)             216,776,050
                                                                                                   -----------
   OTHER (3.3%)
   ---------------------------------------------------------------------------------------------------------------------------------
      60,000    Ameriprise Financial, Inc.                                                           3,786,600
      10,000    Epoch Holding Corporation Series A Convertible Preferred 4.6% ( d)                  23,522,370
     925,000    Nelnet, Inc.                                                                        16,872,000
                                                                                                   -----------
                                                                    (COST $34,359,009)              44,180,970
                                                                                                   -----------
                                                                   (COST $140,750,117)             334,643,520
                                                                                                   -----------

7       STATEMENT OF INVESTMENTS September 30, 2007 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS (continued)                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE / PHARMACEUTICALS  (4.5%)
------------------------------------------------------------------------------------------------------------------------------------
      80,000    Alkermes, Inc. (a)                                                                 $1,472,000
     100,000    Biogen Idec Inc. (a)                                                                6,633,000
     604,900    Cytokinetics, Incorporated (a)                                                      3,097,088
     200,000    Genentech, Inc. (a)                                                                15,604,000
     275,000    Novo Nordisk B                                                                     33,107,250
                                                                                                  -----------
                                                                    (COST $30,082,866)             59,913,338
                                                                                                  -----------
MACHINERY AND EQUIPMENT (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000    ABB Ltd. ADR                                        (COST $10,779,026)             26,230,000
                                                                                                   ----------
METAL (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     150,500    Carpenter Technology Corporation                    (COST $18,726,632)             19,566,505
                                                                                                   ----------
MISCELLANEOUS (4.2%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                           (COST $60,137,934)             55,661,160
                                                                                                   ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (17.7%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Apache Corporation                                                                 54,036,000
     800,000    Halliburton Company                                                                30,720,000
   1,000,000    Patterson-UTI Energy, Inc.                                                         22,570,000
   3,000,000    Talisman Energy Inc.                                                               59,100,000
   1,025,000    Weatherford International Ltd. (a)                                                 68,859,500
                                                                                                   ----------
                                                                   (COST $125,958,179)            235,285,500
                                                                                                  -----------
RETAIL TRADE (14.5%)
------------------------------------------------------------------------------------------------------------------------------------
     575,000    Costco Wholesale Corporation                                                       35,287,750
   1,278,000    The Home Depot, Inc. (c)                                                           41,458,320
     533,000    Target Corporation                                                                 33,882,810
   2,100,000    The TJX Companies, Inc.                                                            61,047,000
     470,000    Wal-Mart Stores, Inc.                                                              20,515,500
                                                                                                   ----------
                                                                    (COST $72,476,622)            192,191,380
                                                                                                  -----------
TECHNOLOGY (3.2%)
------------------------------------------------------------------------------------------------------------------------------------
     130,000    Intermec, Inc. (a)                                                                  3,395,600
   2,250,000    Xerox Corporation (a)                                                              39,015,000
                                                                                                   ----------
                                                                    (COST $34,820,215)             42,410,600
                                                                                                   ----------
TRANSPORTATION (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
     236,100    Alexander & Baldwin, Inc.                           (COST $11,005,032)             11,835,693
                                                                                                   ----------


  TOTAL COMMON AND PREFERRED STOCKS (112.7%)                       (COST $878,435,480)          1,494,633,680
                                                                                                -------------

  Principal Amount  CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES  (1.9%)
------------------------------------------------------------------------------------------------------------------------------------
 $25,000,000     General Motors Nova Scotia Finance Company
                   6.85% Guaranteed Notes due 10/15/08              (COST $24,359,180)             24,750,000
                                                                                                   ----------

8     STATEMENT OF INVESTMENTS September 30, 2007 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                    Value
      Shares    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
   7,641,647    SSgA Prime Money Market Fund (0.5%)                  (COST $7,641,647)           $7,641,647
                                                                                                 ----------
TOTAL INVESTMENTS (e) (115.1%)                                     (COST $910,436,307)        1,527,025,327
   Liabilities in excess of cash, receivables and other assets (0.0%)                              (557,335)
PREFERRED STOCK (-15.1%)                                                                       (200,000,000)
                                                                                               ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                 $1,326,467,992
                                                                                             ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year, not previously disclosed and not restricted.
 (c) 500,000 shares held by custodian in a segregated custodian account as collateral for short positions, if any.
 (d) Restricted security of an affiliate acquired 11/7/06.
 (e) At September  30,  2007: (1) the cost of investments for Federal income tax  purposes  was the same as the cost for  financial reporting purposes, (2) aggregate gross unrealized appreciation was $635,261,837, (3) aggregate gross unrealized depreciation was $18,672,817, and (4) net unrealized appreciation was $616,589,020.

 (see notes to financial statements)

        STATEMENT OF CALL OPTIONS WRITTEN September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

   Contracts                                                                                      Value
(100 shares each)                           COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE         (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
    446    Avaya Inc./January '08/$17.50                      (PREMIUMS RECEIVED $23,085)        $4,460
                                                                                                 ======

(see notes to financial statements)
--------------------------------------------------------------------------------

            PORTFOLIO DIVERSIFICATION September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors
The diversification of the Company's net assets applicable to its Common Stock by industry group as of September 30, 2007 and 2006 is shown in the following table.

                                                                                Percent Common Net Assets*
                                               September 30, 2007                      September 30
                                            -------------------------           --------------------------
Industry Category                           Cost(000)       Value(000)              2007          2006
-----------------------                     -----------   -----------           ------------   -----------
Finance and Insurance
   Banking                                  $14,094           $73,686                5.6%            9.5%
   Insurance                                 92,297           216,776               16.3            18.2
   Other                                     34,359            44,181                3.3             1.4
                                            -------           -------               ----            ----
                                            140,750           334,643               25.2            29.1
                                            -------           -------               ----            ----
Oil and Natural Gas (Including Services)    125,958           235,286               17.7            17.2
Retail Trade                                 72,477           192,191               14.5            17.8
Consumer Products and Services              102,714           135,647               10.3             6.8
Computer Software and Systems                92,410           115,485                8.7             2.4
Communications and Information Services      84,175           109,914                8.3             5.8
Building and Real Estate                     31,629            68,232                5.1             6.1
                                            -------           -------               ----            ----
Health Care
    Pharmaceuticals                          30,083            59,913                4.5             9.1
    Medical Instruments and Devices               -                 -                  -             1.8
                                            -------           -------               ----            ----
                                             30,083            59,913                4.5            10.9
                                            -------           -------               ----            ----
Aerospace/Defense                            47,844            57,871                4.4               -
Miscellaneous**                              60,138            55,661                4.2             4.8
Environmental Control (Including Services)   39,286            54,497                4.1             4.1
Technology                                   34,820            42,411                3.2             2.5
Machinery & Equipment                        10,779            26,230                2.0             1.3
Metals                                       18,727            19,567                1.5               -
Transportation                               11,005            11,836                0.9               -
Electronics                                       -                 -                  -             1.6
Special Holdings                                  -                 -                  -             0.0
                                            -------         ---------               ----            ----
                                            902,795         1,519,384              114.6           110.4
Short-Term Securities                         7,641             7,641                0.5             6.6
                                            -------         ---------               ----            ----
    Total Investments                      $910,436         1,527,025              115.1           117.0
Other Assets and Liabilities - Net         ========              (557)              (0.0)            0.2
Preferred Stock                                              (200,000)             (15.1)          (17.2)
                                                           ----------              -----           -----
Net Assets Applicable to Common Stock                      $1,326,468              100.0%          100.0%
                                                           ==========              =====           =====

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price of $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of
Preferred Stock, $1.00 par value, of which 28,872,198 shares and 8,000,000 shares, respectively, were outstanding at September 30, 2007.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10             NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

2. CAPITAL STOCK - (Continued from bottom of previous page.)
Transactions in Common Stock during the nine months ended September 30, 2007 and the year ended December 31, 2006 were as follows:

                                                               SHARES                      AMOUNT
                                                       -----------------------      ---------------------
                                                         2007           2006          2007         2006
                                                       --------       --------      -------      --------
Treasury shares issued in payment of dividends
    and distributions                                      -          1,326,499        -       $1,326,499
Increase in paid-in capital                                                            -       47,422,339
                                                                                   ---------   ----------
   Total increase                                                                      -       48,748,838
                                                                                   ---------   ----------

Shares purchased (at an average discount
    from net asset value of 10.4% and
    9.0%, respectively)                                717,000         787,700     ($717,000)    (787,700)
Decrease in paid-in capital                                                      (27,600,915) (28,298,392)
                                                                                ------------  -----------
   Total decrease                                                                (28,317,915) (29,086,092)
                                                                                ------------  -----------
Net decrease                                                                    ($28,317,915)($19,662,746)
                                                                                ============  ===========

At September 30, 2007, the Company held in its treasury 2,359,365 shares of Common Stock with an aggregate cost in the amount of $85,805,687. Distributions for tax and book purposes are substantially the same.

3. OFFICERS' COMPENSATION - The aggregate compensation paid and accrued by the Company during the nine months ended September 30, 2007 to its officers (identified on back cover) amounted to $5,454,375.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2007 amounted to $432,766,957 and $462,292,131.

5. BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost of the plans for the nine months ended September 30, 2007 were:

                       Service cost                          $226,170
                       Interest cost                          540,224
                       Expected return on plan assets        (940,031)
                       Amortization of:
                         Prior service cost                    16,570
                         Recognized net actuarial loss (gain)  72,155
                                                              -------
                       Net periodic benefit cost (income)    ($84,912)
                                                              =======

The Company also has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the nine months ended September 30, 2007 was $505,006. The unfunded liability at September 30, 2007 was $3,260,976.

Effective December 31, 2006, the Company adopted the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("FAS158") which was released on September 2006. FAS 158 improves financial reporting by requiring employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

6. OPERATING LEASE COMMITMENTS - In July 1992, the Company entered into an operating lease agreement for office space which expires on December 31, 2007 and provided for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received a specified number of months of free rent beginning in December 1992 and escalation clauses relating to rent charges, operating costs, and real property taxes.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires on December 31, 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 in 2007. The Company will also be charged its proportionate share of operating expenses and real property taxes under the sublease.

Net rental expense approximated $258,000 for the nine months ended September 30, 2007. On a gross basis, minimum rental commitments under the operating lease are approximately $505,000 in 2007.

In June 2007, the Company entered into an operating lease agreement for new office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10.8 million. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates.

Minimum rental commitments under the operating lease are approximately $0.9 million in 2008, $1.0 million per annum in 2009 through 2012, $1.1 million in 2013 through 2017, and $0.1 million in 2018.

7. RECENT ACCOUNTING PRONOUNCEMENTS - On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.

11   MAJOR STOCK CHANGES* Three Months Ended September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                            SHARES HELD
INCREASES                                                                  SHARES        SEPTEMBER 30, 2007
--------------------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   Alexander & Baldwin, Inc.                                                25,000                236,100 (a)
   Ameriprise Financial, Inc.                                                    -                 60,000 (a)
   Fidelity National Financial, Inc.                                       900,000                900,000
   Hewitt Associates, Inc. Class A                                         130,000                630,000 (a)
   Nelnet, Inc.                                                            325,000                925,000 (a)
   THQ Inc.                                                                      -                315,000 (a)

ADDITIONS
   Carpenter Technology Corporation                                          4,400                150,500
   Dell Inc.                                                               190,000              1,550,000
   Lamar Advertising Company Class A                                        75,900                400,000
   Microsoft Corporation                                                   300,000                720,000
   Nestle S.A.                                                               4,000                 45,000
   PepsiCo, Inc.                                                            15,000                250,000
   Sprint Nextel Corporation                                               100,000              1,325,000
   Target Corporation                                                       50,000                533,000
   Wachovia Corporation                                                     25,000                650,000

DECREASES
--------------------------------------------------------------------------------------------------------------------------
ELIMINATIONS
   Dollar General Corporation                                              591,000 (b)                  -
   Dow Jones & Company, Inc.                                               525,000                      -
   MFA Mortgage Investments, Inc.                                          913,300                      -
   Medtronic, Inc.                                                         170,000                      -

REDUCTIONS
   ABB Ltd. ADR                                                            150,000              1,000,000
   Alkermes, Inc.                                                           20,000                 80,000
   American International Group, Inc.                                       10,000                325,000
   Avaya Inc.                                                              256,000                 90,000
   Bank of America Corporation                                             150,000                200,000
   Biogen Idec Inc.                                                         70,000                100,000
   Costco Wholesale Corporation                                             55,000                575,000
   Everest Re Group, Ltd.                                                   40,000                350,000
   Halliburton Company                                                      50,000                800,000
   The Home Depot, Inc.                                                    100,000              1,278,000
   M&T Bank Corporation                                                     15,000                300,000
   MetLife, Inc.                                                            15,000                250,000
   Transatlantic Holdings, Inc.                                             20,000                155,000
   Wal-Mart Stores, Inc.                                                   105,000                470,000
   Weatherford International Ltd.                                          195,000              1,025,000

*    Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)  Shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(b)  As a result of a merger with  affiliates of Kohlberg Kravis & Roberts & Co. L.P., GS Capital Partners, an affiliate of Goldman
     Sachs, Citi Private Equity.

                           OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2007 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 2, 2007, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

                                   DIRECTORS
--------------------------------------------------------------------------------
                           Spencer Davidson, Chairman
                Joseph T. Stewart, Jr. Lead Independent Director
                  Arthur G. Altschul, Jr.     Sidney R. Knafel
                  Rodney B. Berens            Daniel M. Neidich
                  Lewis B. Cullman            D. Ellen Shuman
                  Gerald M. Edelman           Raymond S. Troubh
                  John D. Gordan, III


                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
     Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com